                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        February 3, 2006
                                                --------------------------------

                         AMERICAN ITALIAN PASTA COMPANY
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             (Exact name of registrant as specified in its charter)

          Delaware                      001-13403                84-1032638
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(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)

   4100 N. Mulberry Drive, Suite 200, Kansas City, Missouri         64116
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          (Address of principal executive offices)                (Zip Code)

        Registrant's telephone number, including area code    (816) 584-5000
                                                          ----------------------
                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)

[ ]  Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

     On February 3, 2006, the  Compensation  Committee of American Italian Pasta
Company (the "Company") approved the following:

     (1)  A 2.5%  base  salary  increase  for  Mr.  Don  Trott,  Executive  Vice
          President - Sales and  Marketing,  Mr.  Walt  George,  Executive  Vice
          President  -  Operations  and  Supply  Chain  and Mr.  George  Shadid,
          Executive Vice President and Chief  Financial  Officer  bringing their base salaries to $317,750, $238,825 and $289,563, respectively.

     (2)  An annual incentive cash bonus plan for fiscal 2006 which provides for a  potential  cash  bonus of up to 50% of their  base  salary  for Mr.
          Trott, Mr. George and Mr. Shadid. The bonuses will be based 70% on the achievement of certain  Company EBITDA and cash flow targets in fiscal
          2006 and 30% on achieving those targets and on individual  performance indicators.  The bonuses are payable  after  completion  of the fiscal
          2006  audit and a  determination  by the Board of  Directors  that the targets have been achieved and only if the executive  remains employed by the Company through the date of that determination.

     (3)  An  additional  cash bonus of $150,000  for Mr.  Shadid,  with $75,000 payable on the first  business day of fiscal 2007 and $75,000  payable when the Company has filed all required  quarterly and annual  reports with the  Securities  and Exchange  Commission,  if Mr. Shadid remains employed by the Company on such dates.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

     Date:  February 9, 2006           AMERICAN ITALIAN PASTA COMPANY

                                       By:  /s/ George D. Shadid
                                          --------------------------------------
                                            George D. Shadid
                                            Chief Financial Officer